UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2004 (July 14, 2004)

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12959 Coral Tree Place, Los Angeles, California 90066-7020

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 582-7200

3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

1. ITEM 5. Other Events
2. ITEM 7. Exhibits
SIGNATURES
Exhibit Index

1. ITEM 5. Other Events.

     Attached hereto as Exhibit 10.26 and Exhibit 99.1 and incorporated by reference herein is the text of an agreement between Stamps.com Inc., eBay Inc. and PayPal, Inc. and the related press release, respectively.

2. ITEM 7. Exhibits

(c) Exhibits

No.	Description
10.26	Agreement dated July 14, 2004 by and between Stamps.com Inc., eBay Inc. and PayPal, Inc.

99.1	Press Release dated July 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

Jul 16, 2004	/s/ Kenneth McBride
Date	(Signature)
Kenneth McBride,
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.26++	Agreement dated July 14, 2004 by and between Stamps.com Inc., eBay Inc. and PayPal, Inc.

99.1	Press Release dated July 14, 2004.

++ Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.